SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K

                       CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): December 28, 2005
                                                      (December 28, 2005)

                     TrustCo Bank Corp NY


       (Exact name of registrant as specified in its charter)

                          New York
           (State or other jurisdiction of incorporation)


      0-10592                                  14-1630287
 --------------------------           ---------------------------------
  (Commission File Number)             (IRS Employer Identification No.)


          5 Sarnowski Drive, Glenville, New York 12302
          (Address of principal executive offices) (Zip Code)



   Registrant's telephone number, including area code: (518) 377-3311
                                                        --------------



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TrustCo Bank Corp NY


Item 8.01.  Other Events
----------  ------------
            A press release was issued on December 28, 2005 announcing a change to its tender offer for Ballston Spa Bancorp, Inc. Attached is the press release labeled as exhibit 99(a).




Item 9.01.  Financial Statements & Exhibits
----------  -------------------------------
            (c) Exhibits


            Reg S-K Exhibit No.      Description
                 99(a)               A press release that was
                                     issued on December 28, 2005
                                     announcing a change to its
                                     tender offer for Ballston
                                     Spa Bancorp, Inc.




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                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 28, 2005

                                            TrustCo Bank Corp NY
                                            (Registrant)


                                            By:/s/ Robert T. Cushing
                                               --------------------
                                               Robert T. Cushing
                                               Executive Vice President and
                                               Chief Financial Officer





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                      Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.   Description                                 Page
------------------    ----------------------------             ----------
      99(a)           A press release that was issued on            5
                      December 28, 2005 announcing a
                      change to its tender offer for Ballston
                      Spa Bancorp, Inc.





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                                                              Exhibit 99(a)

TRUSTCO
Bank Corp NY
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:Trustco Bank                               NASDAQ -- TRST

Contact:   Robert M. Leonard
           Administrative Vice President
           518) 381-3693

FOR IMMEDIATE RELEASE:

              TrustCo Announces Change to Ballston Spa Tender Offer

Glenville, New York - December 28, 2005 TrustCo Bank Corp NY (TrustCo, Nasdaq:
TRST) today announced it is reducing the minimum number of shares required to be tendered in its tender offer for all outstanding shares of Ballston Spa Bancorp, Inc. to 51% of the total outstanding shares. The change to 51% of the shares outstanding will give TrustCo a clear majority of Ballston Spa's outstanding voting stock.

Robert J. McCormick, President and Chief Executive Officer of TrustCo commented, "In order to show our commitment to completing this transaction and acquiring Ballston Spa, we are lowering our required number of shares to be tendered. The purchase price of $45.50 per share is a fantastic offer and we are excited about the opportunities this transaction represents."

TrustCo's tender offer is due to expire on January 9, 2006. TrustCo will promptly mail to the shareholders of Ballston Spa a supplement to TrustCo's December 5, 2005 offer to purchase that contains details of the change. Ballston Spa shareholders should review the supplement, the offer to purchase and the related letter of transmittal before making a decision as to the tender offer. Each of these materials may be obtained from Regan & Associates, Inc., the information agent for TrustCo's offer, at 800-737-3426.

TrustCo Bank Corp NY is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 79 offices in New York, New Jersey, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


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